UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2011

Date of Report (Date of earliest event reported)

Cascade Technologies Corp.

(Exact name of Registrant as specified in its charter)

Wyoming	0-52141	98-0440633
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 N. Robertson Blvd., Suite 427

Beverly Hills, California 90211

 (Address of principal executive offices)

(Zip Code)

(323) 822-0803

Registrant’s telephone number, including area code

8591 Skyline Drive, Los Angeles, California 90046

 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On April 8, 2011, Randall Gates announced his resignation as Chief Financial Officer of Cascade Technologies Corp. (the “Company”.)

(c)

On April 8, 2011, the Company announced that Erik Lindsley, the President and a Director of Cascade, accepted the position of Interim Chief Financial Officer effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cascade Technologies Corp.

Dated: April 8, 2011	By:	/s/ Erik Lindsley
Erik Lindsley
Chief Financial Officer

2